OPTION ISSUANCE AGREEMENT

This OPTION ISSUANCE AGREEMENT (this “Agreement”), dated December 17, 2012, is by and among Wolf Creek Investors (Bermuda) L.P. (the “Stockholder”), the undersigned individual persons (each a “Grantor” and collectively the “Grantors”) and, solely for the purposes of Sections 2, 3, 6, 14 and 15 hereof, Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (the “Company”).

RECITALS:

A.           The Company held a special meeting of its stockholders on December 11, 2012 to consider and act upon, among other things, (i) a proposal to adopt and approve the Agreement and Plan of Merger, dated July 6, 2012 among the Company, JP Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, JetPay, LLC, a Texas limited liability company, WLES, L.P., a Texas limited partnership, and Trent Voigt and (ii) a proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 6, 2012, by and among the Company, ADC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, AD Computer Corporation, a Pennsylvania corporation, Payroll Tax Filing Services, Inc., a Pennsylvania corporation, Carol and C. Nicholas Antich as Joint Tenants, C. Nicholas Antich, Carol Antich, Eric Antich, Lynn McCausland, the B N McCausland Trust, Joel E. Serfass and C. Nicholas Anitch as Representative (collectively, the “Acquisition Proposals”), such meeting being adjourned without a vote on the Acquisition Proposals until December 27, 2012. The mergers contemplated by the Acquisition Proposals are referred to herein as the “Mergers.”

B.           The Stockholder owns 546,921 shares (the “Public Shares”) of the Company’s common stock initially sold in the Company’s initial public offering.

C.           Pursuant to certain provisions in the Company’s Restated Certificate of Incorporation, a holder of Public Shares may demand that the Company redeem such Public Shares for the right to receive his or her pro rata share of the amounts held in the trust account established in connection with the Company’s initial public offering (“Redemption Rights”).

IT IS AGREED:

1.            Issuance of Option. The Grantors hereby agree that if (i) the Stockholder does not exercise its Redemption Rights in connection with the Acquisition Proposals and (i) the Acquisition Proposals are approved and the Mergers are consummated, the Grantors will, at the closing of the Mergers, issue to the Stockholder a five-year option in the form of Exhibit A attached hereto (the “Option”) to purchase an aggregate of 188,384 shares of common stock of the Company, par value $0.001 per share, at an exercise price of $0.005 per share (“Option Shares”). On or prior to December 20, 2012, the Grantors and the Stockholder shall enter into an Escrow Agreement in the form of Exhibit B attached hereto (the “Escrow Agreement”) with Continental Stock Transfer & Trust Company as escrow agent (the “Escrow Agent”), and the Grantors shall deposit (or cause to be deposited) with the Escrow Agent the Option Shares, which Option Shares shall be held in escrow to support the Grantors’ obligations under the Option until disbursed in accordance with the Escrow Agreement. The Grantors shall provide evidence that they have satisfied this obligation on or prior to December 20, 2012.

2. Registration of Shares. Promptly after consummation of the Mergers but in no event later than 30 days thereafter, the Company shall prepare and file a registration statement covering the resale by the Stockholder of the Option Shares for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Company shall use its reasonable best efforts to have such registration statement declared effective by the Securities and Exchange Commission (the “SEC”) as soon as possible but in no event later than the earlier of (i) 90 days after consummation of the Mergers (or 120 days after consummation of the Mergers in the event that such registration statement is subject to review by the SEC) and (ii) the 5th business day after the Company is notified (orally or in writing), whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. The Company shall use its reasonable best efforts to keep such registration statement continuously effective under the Securities Act until such time as all of the Option Shares have been publicly sold by the Stockholder.

The Company shall indemnify, defend and hold harmless the Stockholder, the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls the Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses, as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Stockholder furnished in writing to the Company by the Stockholder expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Option Shares by the Stockholder.

3. Transfers. Until after the expiration of the Option, the Company shall not respect any transfers of the Option Shares by the Grantors other than pursuant to an exercise of the Option.

4. Representations of Stockholder. The Stockholder hereby represents and warrants to the Grantors that:

(a)          As of the date hereof, the Stockholder is the record and beneficial owner of the Public Shares.

(b)          The Stockholder, in making the decision to receive the Option to purchase the Option Shares from the Grantors, has not relied upon any written or oral representations or assurances from the Grantors, other than the representations and warranties contained in this Agreement and the representations and warranties of the “Grantors” contained in the Option.

(c)          This Agreement has been validly authorized, executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Stockholder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Stockholder is a party which would prevent the Stockholder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Stockholder is subject.

(d)          The Stockholder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Stockholder’s own legal counsel and investment and tax advisors. The Stockholder is not relying on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Agreement.

5. Grantor Representations. Each of the Grantors hereby represents and warrants to the Stockholder that:

(a)          This Agreement has been validly authorized, executed and delivered by each of the Grantors and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement, the Option and the Escrow Agreement by each of the Grantors does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Grantors is a party which would prevent the Grantors from performing their obligations hereunder or (ii) any law, statute, rule or regulation to which the Grantors are subject.

(b)          Each Grantor hereby makes the representations, warranties and agreements of the “Grantors” set forth in Section 4 of the Option.

(c)          Each Grantor is the record and beneficial owner of the Option Shares listed next to his name on Exhibit C. All Option Shares are, and when delivered to the Stockholder upon exercise of the Option shall be, validly issued, fully paid and non-assessable, shall be free from all taxes, liens, encumbrances, charges or claims (other than any encumbrances created by or imposed upon the Stockholder).

6. Disclosure; Exchange Act Filings. By 9:30 a.m., New York time, on the first business day following execution of this Agreement, the Company will issue a press release describing this Agreement and file a Current Report on Form 8-K under the Exchange Act reporting such execution and attaching such Agreement. The parties to this Agreement shall cooperate with one another to assure that all such disclosures are accurate and consistent.

7. Entire Agreement; Amendment. This Agreement, the Option and the Escrow Agreement constitute the entire agreement among the parties with respect to the subject matter hereof. This Agreement may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, including the conflicts of law provisions and interpretations thereof.

9. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

10. Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement shall become null and void and of no force and effect upon the termination of the agreements relating to the Mergers prior to the consummation of the Mergers. Notwithstanding any provision in this Agreement to the contrary, the Grantors’ obligation to issue the Option to the Stockholder shall be conditioned on the consummation of the Mergers.

11. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by the other party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

12. Acknowledgement. Stockholder is aware that the Grantors are relying on the truth of the representations set forth in Section 4 of this Agreement in connection with the transactions contemplated by this Agreement. Each Grantor is aware that the Stockholder is relying on the truth of the representations set forth in Section 5 of this Agreement in connection with the transactions contemplated by this Agreement.

13. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by either party without the prior written consent of the other party hereto.

14. Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute the Grantors and the Stockholder as, and the Company and the Grantors acknowledge that the Grantors and the Stockholder do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Grantors and the Stockholder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company and the Grantors acknowledge that the Grantors and the Stockholder are not acting in concert or as a group, and neither the Company nor the Grantors shall assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.

15. Closing of Mergers. The Company represents and warrants to the Stockholder that until the Mergers are consummated, there are material conditions to the consummation of the Mergers, and that the Company covenants and agrees with the Stockholder that the consummation of the Mergers will in no event occur prior to December 28, 2012.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

STOCKHOLDER:
WOLF CREEK INVESTORS (BERMUDA) L.P.

By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

[Signature Page to Option Issuance Agreement]

GRANTORS:

/s/ Bipin C. Shah
Bipin C. Shah

/s/ Peter Davidson
Peter Davidson

/s/ Frederick S. Hammer
Frederick S. Hammer

/s/ Arthur F. Ryan
Arthur F. Ryan

/s/ Robert Palmer
Robert Palmer

/s/ Richard S. Braddock
Richard S. Braddock

/s/ Jonathan M. Lubert
Jonathan M. Lubert

/s/ Ira Lubert
Ira Lubert

[Signature Page to Option Issuance Agreement]

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

Solely with respect to its representations, obligations and agreements set forth in Sections 2, 3, 6, 14 and 15 hereof

By:	/s/ Bipin C. Shah
Name:	Bipin C. Shah
Title:	CEO

[Signature Page to Option Issuance Agreement]

Exhibit A

Form of Option

THIS OPTION (AS DEFINED HEREIN) AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

OPTION TO PURCHASE COMMON STOCK

This Option to Purchase Common Stock (this “Option”) is made and entered into as of December [__], 2012 (the “Effective Date”), by and among (i) Bipin C. Shah, Peter Davidson, Frederick S. Hammer, Arthur F. Ryan, Robert Palmer, Richard S. Braddock, Jonathan M. Lubert and Ira Lubert (each, a “Grantor” and, collectively, the “Grantors”), (ii) Bipin C. Shah, in his capacity as agent for the Grantors for the purposes set forth herein (the “Grantors’ Agent”) and (iii) the undersigned holder (together with its permitted assigns, the “Holder”). Reference is made to that certain Escrow Agreement (the “Escrow Agreement”), dated as of December [__] 2012, by and between Continental Stock Transfer and Trust Company as escrow agent (the “Escrow Agent”), Holder, Wolf Creek Partners, L.P. and the Grantors, pursuant to which the Grantors have deposited (or caused to be deposited) certificates evidencing an aggregate of 188,384 shares of the common stock, par value $0.001 (the “Common Stock”), of Universal Business Payment Solutions Acquisition Corporation (the “Company”) with the Escrow Agent, all of which shares of Common Stock will be held in escrow until disbursed in accordance with Section 3 of the Escrow Agreement. Each Grantor deposited with the Escrow Agent the number of shares of Common Stock set forth opposite its name on Exhibit A hereto.

For value received, the Grantors hereby grant the Holder, subject to the terms and conditions hereof, an option to purchase from the Grantors an aggregate 188,384 (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (the “Option Shares”) for a purchase price of $0.005 per share, subject to adjustment as provided herein (the “Exercise Price”).

1.          Exercise Period. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 3), this Option may be exercised at any time and from time to time during the five-year period (the “Exercise Period”) commencing on the Effective Date.

2.    Method of and Amount of Exercise. This Option may be exercised in whole or in part during the Exercise Period by delivery (whether via facsimile, e-mail or otherwise) of the following to the Grantors’ Agent at its address, facsimile number or e-mail address set forth on the signature page hereto (or at such other address, facsimile number or e-mail address as it may designate by notice in writing to the Holder): (i) an executed Notice of Exercise in the form attached hereto as Exhibit B (with a copy to the Escrow Agent) and (ii) payment in United States dollars by check or wire transfer in readily available funds of the aggregate exercise price of the Option Shares to be purchased. The Holder shall not be required to deliver the original of this Option in order to effect an exercise hereunder. Execution and delivery of a Notice of Exercise with respect to less than all of the Option Shares shall have the same effect as cancellation of the original of this Option and issuance of a new Option evidencing the right to purchase the remaining number of Option Shares. Execution and delivery of a Notice of Exercise for all of the then-remaining Option Shares shall have the same effect as cancellation of the original of this Option after delivery of the Option Shares in accordance with the terms hereof. The certificates representing any Option Shares purchased upon exercise of this Option, registered in the name of the Holder, shall be delivered to the Holder as soon as practicable after exercise of this Option, but in no event later than five (5) business days after such exercise.

3.          Limitations on Exercises and Exchanges. Notwithstanding anything to the contrary contained in this Option, this Option shall not be exercisable or exchangeable by the Holder to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Option shall be exercisable or exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates with a similar limitation on conversion or exercise or otherwise) and of which such securities shall be exercisable or exchangeable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company or the Grantors’ Agent, as the case may be, for conversion, exercise or exchange (as the case may be). No prior inability to exercise or exchange this Option pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability or exchangeability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. For clarification, the foregoing calculation of beneficial ownership take into account all securities which give rise to beneficial ownership by Holder or its affiliates of such Common Stock under such rules and regulations and not solely this Option. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of this Option. The holders of Common Stock shall be third party beneficiaries of this paragraph and this paragraph may not be amended or waived without the consent of holders of a majority of the Company’s Common Stock.

4.          Representations and Warranties of each Grantor. Each Grantor represents, warrants and agrees as follows:

a.           Such Grantor has the power and authority to execute and deliver this Option and to perform its obligations hereunder, all of which have been duly authorized by all requisite action. This Option has been duly authorized, executed and delivered by such Grantor and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

b.           Such Grantor owns of record and beneficially, and shall continue to own throughout the Exercise Period, all of the Option Shares subject to this Option and a sufficient number of other issued and outstanding shares of Common Stock to satisfy its obligations under any other option agreements (issued contemporaneously herewith or otherwise) and any other agreements for the sale, delivery or transfer of any shares of Common Stock or other commitments of similar character (the “Other Options”). All Option Shares are, and when delivered to the Holder upon exercise of this Option shall be, validly issued, fully paid and non-assessable, shall be free from all taxes, liens, encumbrances, charges or claims (other than any encumbrances created by or imposed upon the Holder).

c.           Other than certain option agreements which are substantially identical to this Option and entered into on even date herewith, such Grantor has not entered into any agreement, arrangement or other understanding (i) granting any option, warrant or right of first refusal with respect to the Option Shares to any person, (ii) restricting its right to enter into this Option or sell the Option Shares to the Holder upon the exercise of this Option, or (iii) restricting any other of its rights with respect to the Option Shares.

d.           The execution, delivery and performance of this Option, the transfer of shares of Common Stock by such Grantor into escrow to enable it to satisfy this Option and the Other Options and the sale of the Option Shares by such Grantor to the Holder upon exercise of this Option do not and will not (i) conflict with or constitute a violation of, or default (with the passage of time or the delivery of notice) under, (A) any agreement or instrument to which such Grantor is a party or by which it or any of its property is bound or (B) any law, administrative regulation, ordinance or judgment, order or decree of any court or governmental agency, arbitration panel or authority binding upon such Grantor or any of its property, or (ii) violate its organizational documents.

e.           Other than any filings that may need to be made under Section 16 of the Exchange Act and the filing of any Exchange Act Schedule 13D or 13G (or amendments thereto), as applicable, no authorization, approval, consent or order of or registration or filing with any governmental or regulatory authority, commission, board, body or agency is required for the execution, delivery and performance of this Option, the transfer of shares of Common Stock by such Grantor into escrow to enable it to satisfy this Option and the Other Options and the sale of the Option Shares by such Grantor to the Holder upon exercise of this Option.

f.            Such Grantor, jointly and severally with respect to the other Grantors, shall indemnify, defend and hold harmless each of the Holder and its agents, shareholders, partners, members, officers, directors, representatives, investment advisors and affiliates (each an “Indemnitee” and collectively, the “Indemnitees”) from and against any and all losses, damages, liabilities, claims and expenses, including reasonable attorneys’ fees, sustained by any Indemnitee resulting from or arising out of any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Grantors contained in this Option.

5.          Holder Representations and Warranties. The Holder represents and warrants as follows:

a.           The Holder is acquiring this Option for its own account for investment purposes, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof. The undersigned has no present intention of selling, transferring, granting any participation in, or otherwise distributing this Option, and does not presently have reason to anticipate a change in such intention. The undersigned has no contract, agreement, undertaking or arrangement with any person to sell, transfer, grant participation in or otherwise distribute this Option. The Holder understands that each Grantor is granting this Option in reliance upon the Holder’s representations herein.

b.           The Holder has received all the information that it has requested from the Grantors and that it considers necessary or appropriate for deciding whether to acquire this Option. The undersigned has had an opportunity to ask questions and receive answers from the Grantors regarding the terms and conditions of this Option and to obtain any additional information from the Grantors necessary to verify the accuracy of the information given to the Holder.

c.           The Holder acknowledges that acquisition of this Option involves a high degree of risk. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its acquisition of this Option and of protecting its own interests in connection with this transaction. The Holder is able, without materially impairing its financial condition, to hold this Option for an indefinite period of time and to suffer a complete loss of this Option.

d.           The Holder understands that it is acquiring this Option in a transaction not involving a public offering within the United States within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and that this Option has not been registered under the Securities Act and, therefore, this Option cannot be resold unless it is registered under the Securities Act or an exemption from registration is available. The Holder understands that the Company is under no obligation to register this Option. The Holder understands that no public market now exists for this Option, and that it is uncertain whether such a public market will ever exist.

e.           The Holder understands that this Option is a “restricted security” under the U.S. federal securities laws inasmuch as it is being acquired in a transaction not involving any public offering, and that under such laws and applicable regulations such security may be resold without registration under the Securities Act only in certain limited circumstances. The Holder is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

6.          No Fractional Shares. No fractional shares shall be issued upon exercise of this Option. If upon exercise of this Option a fractional share results, the Grantors shall pay the Holder the cash value of that fractional share based on the market value of the Option Shares.

7.          Adjustment of Exercise Price and Number of Option Securities. In the event of any change in the outstanding common stock of the Company by reason of a stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares, separation, reorganization, liquidation, or the Company’s consummation of a merger, stock exchange or similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property or the like (each, an “Adjustment Event”), the Option Shares purchasable upon exercise of this Option and the Exercise Price shall be correspondingly adjusted to give the Holder, upon exercise of this Option for the same aggregate exercise price, the aggregate number, class and kind of shares or other securities or cash or other property that the Holder would have received had the Holder exercised this Option prior to such Adjustment Event and continued to hold the shares, cash or other property so received until after such Adjustment Event. Any adjustment pursuant to this Section 7 shall become effective at the close of business on the effective date of such Adjustment Event; provided, however, that if a record date is fixed for such Adjustment Event, then the effective date of such adjustment shall be such record date. The form of this Option need not be changed because of any adjustment pursuant to this Section 7. Upon the occurrence of each adjustment pursuant to this Section 7, the Grantors’ Agent, at its expense, will promptly compute such adjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment, describing the transactions giving rise to such adjustment and showing in detail the facts upon which such adjustment is based. The Grantors’ Agent will promptly deliver a copy of each such certificate to the Holder with five (5) business days of the occurrence of such adjustment.

8.          Escrow Agreement. The Grantors have entered into the Escrow Agreement in the form attached hereto as Exhibit C and have deposited (or caused to be deposited) the Option Shares into the escrow account under the Escrow Agreement.

9.          Grantors’ Agent.

a.           The Grantors hereby appoint Bipin C. Shah as the Grantors’ Agent for all purposes of this Option to give and receive notices and communications, to receive and distribute any cash payment of the exercise price and to take all other actions necessary or appropriate on behalf of the Grantors under this Option. Bipin C. Shah hereby accepts his appointment as the Grantors’ Agent. The Holder shall be entitled to deal exclusively with the Grantors’ Agent on all matters under this Option, and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Grantor by the Grantors’ Agent, and on any other action taken or purported to be taken on behalf of any Grantor by the Grantors’ Agent, as fully binding upon such Grantor. Notices or communications to or from the Grantors’ Agent shall constitute notice to or from each of the Grantors.

b.           The Grantors shall, jointly and severally, indemnify the Grantors’ Agent and hold the Grantors’ Agent harmless against any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Grantors’ Agent and arising out of or in connection with the acceptance or administration of the Grantors’ Agent’s duties hereunder, including the reasonable fees and expenses of any legal counsel or other professional retained by the Grantors’ Agent.

c.           All actions, decisions and instructions of the Grantors’ Agent taken, made or given pursuant to the authority granted pursuant to this Section 9 shall be final, conclusive and binding upon each Grantors, and no Grantors shall have the right to object, dissent, protest or otherwise contest the same.

d.           The provisions of this Section 9 are independent and severable, shall constitute an irrevocable power of attorney, coupled with an interest and surviving death or dissolutions, granted by the Grantors to the Grantors’ Agent and shall be binding upon the executors, heirs, legal representatives, successors and assigns of each such Grantors.

10.         No Shareholder Rights. Nothing contained herein shall be construed as conferring upon the Holder or any other person any rights, preferences or privileges as a shareholder of the Company, until and only to the extent that this Option is exercised for Option Shares.

11.         Governing Law. This Option and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Delaware, without regard to its choice of law or conflicts of law provisions.

12.         Attorneys’ Fees. In any legal proceeding arising out of or related to this Option, the prevailing party shall be entitled to reasonable attorneys’ fees and out-of-pocket costs, in addition to any other relief to which such party may be entitled.

13.         Entire Agreement. This Option, the Escrow Agreement and any documents delivered pursuant hereto or thereto, constitutes the full and complete understanding and agreement of the parties with respect to the subject matter hereof, and supersedes any prior agreements between the parties with respect thereto.

14.         Severability. If any provision hereof is held unenforceable in any respect, such provision shall be invalid only to the extent of such unenforceability, without invalidating the remainder of such provision or any other provision of this Option.

15.         No Implied Waiver. No failure to exercise, delay in exercising or partial exercise of any right or remedy hereunder shall operate as a waiver of any provision of this Option. No waiver of any provision of this Option shall operate as a waiver of any other provision (whether or not similar), nor shall it operate as a continuing waiver, unless so provided in writing by the waiving party.

16.         Remedies Cumulative. All remedies afforded to any party hereto, either under this Option or by law or otherwise, shall be cumulative and not alternative.

17.         Counterparts. This Option may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Facsimile signatures hereto shall be valid.

18.         Headings. The headings used in this Option are for convenience only and are not to be considered in construing this Option.

19.         Amendment; Waiver. This Option (other than Section 3) may be modified, amended or terminated, and any provision hereof waived, either generally or in a particular instance and either retroactively or prospectively, only by the written consent of the Grantors, the Grantors’ Agent and the Holder.

20.         Assignment. This Option may not be assigned or transferred by any Grantor. Any attempted assignment in violation of this provision shall be null and void.

21.         Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Option, and any consents or stipulations hereunder, shall inure to the benefit of and be binding upon the respective successors and assigns of each party.

22.         Third Party Beneficiaries. Except as otherwise provided herein, nothing in this Option, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

23.         Notices. The address of record for Holder for all purposes of this Option shall be that address set forth beneath Holder’s signature on this Option. The address of record for a Grantor for all purposes of this Option shall be at the address set forth beneath such Grantor’s signature on this Option. The address of record for the Grantors’ Agent for all purposes of this Option shall be at the address set forth beneath such Grantors’ Agent signature on this Option. Any party may change its address of record only by notifying the other parties in the manner prescribed herein. All notices, requests, and other communications required or permitted to be given or delivered hereunder to either party must be in writing, and shall be personally delivered, sent by certified or registered mail, postage prepaid, or by overnight courier such as Fedex to such party at the address of record or by e-mail or facsimile to the addresses and numbers set forth on such party’s signature page. Any notice under this Option or with respect to the Option Shares shall be deemed to have been sufficiently given or served and effective for all purposes when deposited with the United States Postal Service or overnight courier or when sent by e-mail or facsimile to the appropriate addresses (with confirmation of receipt).

24.         Further Assurances. Each party agrees to execute and deliver such other documents and to take such other actions as may reasonably be necessary to give full effect to the purposes of this Option and the terms and conditions hereof.

25.         Independent Nature of Rights and Obligations. Nothing contained herein, and no action taken by any party pursuant hereto, shall be deemed to constitute the Grantors and the Holder as, and the Grantors acknowledges that the Grantors and the Holder do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Grantors and the Holder are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Option or any matters, and the Grantors acknowledge that the Grantors and the Holder are not acting in concert or as a group, and the Grantors shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Option.

In Witness Whereof, the parties hereto have executed this Option as of the date first written above.

GRANTORS:

Bipin C. Shah

Peter Davidson

Frederick S. Hammer

Arthur F. Ryan

Robert Palmer

Richard S. Braddock

Jonathan M. Lubert

Ira Lubert

GrantorS’ AGENT:

Bipin C. Shah

Address:

[Signature Page to Option]

Holder:

WOLF CREEK INVESTORS (BERMUDA) L.P.

By:

Address:

[Signature Page to Option]

EXHIBIT A

Option Shares

Grantor	Option Shares
Bipin Shah	92,064
Peter Davidson	17,290
Frederick Hammer	3,425
Arthur Ryan	3,425
Robert Palmer	3,425
Richard Braddock	3,425
Jon Lubert	13,066
Ira Lubert	52,264

EXHIBIT B

NOTICE OF EXERCISE

The undersigned holder hereby exercises the right to purchase [_________________] shares of Common Stock (“Option Shares”) of Universal Business Payment Solutions Acquisition Corporation (the “Company”), evidenced by that certain Option to Purchase Common Stock dated December __, 2012 (the “Option”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Option.

1.          Payment of Exercise Price. The holder shall pay the aggregate exercise price in the sum of $___________________ to the Grantors’ Agent in accordance with the terms of the Option.

2.          Delivery of Option Shares. The Company shall deliver to holder, or its designee or agent as specified below, [__________] Option Shares in accordance with the terms of the Option. Delivery shall be made to holder, or for its benefit, to the following address:

_______________________

_______________________

_______________________

_______________________

Date: _______________ __, ______

Name of registered holder

By:
Name:
Title:

Exhibit B

Form of Escrow Agreement

ESCROW AGREEMENT

This ESCROW AGREEMENT, dated as of December ____, 2012 (the “Agreement”), is by and among (i) Continental Stock Transfer & Trust Company as escrow agent (the “Escrow Agent”), (ii) [Bipin C. Shah, Peter Davidson, Frederick S. Hammer, Arthur F. Ryan, Robert Palmer, Richard S. Braddock, Jonathan M. Lubert and Ira Lubert (each, a “Grantor” and, collectively, the “Grantors”) and (iii) the entities listed on Exhibit B hereto (each, a “Holder” and, collectively, the “Holders”).

WHEREAS, pursuant to certain Option Issuance Agreements, dated December 17, 2012, between the Grantors and Holders, the Grantors have agreed to issue options in the form of Option to Purchase Common Stock attached hereto as Exhibit A (each, an “Option” and, collectively, the “Options”) in accordance with the terms thereof.

WHEREAS, the Grantors, in furtherance of the Options, have deposited, in the aggregate, certificates evidencing an aggregate of 386,811 shares of the common stock, par value $.001 per share (the “Common Stock”), of Universal Business Payment Solutions Acquisition Corporation (the “Company”), with each Grantor depositing the number of shares of Common Stock set forth opposite its name on Exhibit C attached hereto, in escrow pursuant to this Agreement to be held and disbursed by the Escrow Agent as hereinafter provided, such shares of Common Stock hereinafter referred to as the “Option Shares.” Upon full exercise of its respective Option, a Holder shall be entitled to the number of Option Shares set forth opposite its name on Exhibit B.

WHEREAS, the Grantors and the Holders desire that the Escrow Agent accept the Option Shares in escrow, to be held and disbursed as hereinafter provided.

IT IS AGREED:

1.          Appointment of Escrow Agent. The Grantors and Holders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

2.          Deposit of Escrow Shares. Each Grantor has delivered or caused to be delivered to the Escrow Agent the number of Option Shares set forth opposite its name on Exhibit C attached hereto, to be held and disbursed subject to the terms and conditions of this Agreement. If during the term of this Agreement, there is a stock dividend or stock split, all securities issuable with respect to the Option Shares shall be deposited hereunder and shall be deemed “Option Shares” for purposes of this Agreement. If during the term of this Agreement, there is another type of Adjustment Event (as defined in the Options) affecting the Option Shares, then the cash, securities or other property issuable in connection with or upon conversion of the Option Shares shall be deposited hereunder and shall be deemed “Option Shares” for purposes of this Agreement.

3.          Disbursement of the Escrow Shares. The Escrow Agent shall hold the Option Shares and distribute the Option Shares only (a) to a Holder upon receipt of and only in accordance with the terms of a copy of an executed Notice of Exercise (in the form appended to the Option) signed by such Holder; provided that such Notice of Exercise is delivered to the Escrow Agent during the Exercise Period (as defined in the Options) (the last day of such period, the “Termination Date”); (b) to the Grantors upon receipt of an executed notice from the Grantors, countersigned by the Holders, that the Options have not been, and will not be, issued; or (c) in the event that Option Shares remain undistributed immediately following the Termination Date (and there are no outstanding Notices of Exercise that have been delivered to the Escrow Agent but not satisfied by delivery of Option Shares), the Escrow Agent shall forthwith return the Option Shares that are not subject to outstanding Notices of Exercise to the Grantors. For the avoidance of doubt, a Notice of Exercise shall be timely if received by the Escrow Agent in executed form from the Holder on or before the Termination Date. The Escrow Agent shall have no further duties hereunder after the disbursement of the Option Shares in accordance with this Section 3.

4.          Restrictions. Until after the Termination Date (and resolution of outstanding Notices of Exercise), no sale, transfer or other disposition may be made of any of the Option Shares other than distributions in accordance with Section 3 of this Agreement. In addition, unless and until the Option Shares are disbursed to the Grantors in accordance with Section 3, the Grantors expressly disclaim and relinquish any right to vote or direct the vote of, and, accordingly shall not vote or direct the vote of, the Option Shares at any meeting or by written consent or otherwise.

5.           Concerning the Escrow Agent.

5.1           Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

5.2           Indemnification. The Escrow Agent shall be indemnified and held harmless by the Grantors from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Option Shares held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall promptly notify the Grantors in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Option Shares or it may deposit the Option Shares with the clerk of any appropriate court or it may retain the Option Shares pending receipt of a final, non appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Option Shares are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

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5.3           Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Grantors for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

5.4           Further Assurances. From time to time on and after the date hereof, the Grantors shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

5.5           Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Grantors (which appointment may be made only with the prior written consent of the Required Holders (as defined in Section 6.2 below)), the Option Shares held hereunder. The Grantors shall be obligated to appoint a successor escrow agent (on substantially the same terms as this Agreement) within 30 days of the giving of such notice of resignation. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Option Shares with any court it reasonably deems appropriate.

5.6           Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if jointly requested in writing at any time by the Grantors and the Holders (which request may be made only with the prior written consent of the Required Holders); provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in Section 5.5.

5.7           Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

6.           Miscellaneous.

6.1           Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

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6.2           Entire Agreement; Amendments. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended other than by an instrument signed by the Grantors, the Holders and the Escrow Agent and, with respect to Section 5.3 only, the Company. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

6.3           Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

6.4           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

6.5           Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, or by private national courier service, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two days after the date of mailing, as follows:

If to Grantor, to:

[__________________________]

[__________________________]

[__________________________]

[__________________________]

if to Holders to:

[__________________________]

[__________________________]

[__________________________]

[__________________________]

and if to the Escrow Agent, to:

[__________________________]

[__________________________]

[__________________________]

[__________________________]

The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

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WITNESS the execution of this Agreement as of the date first above written.

GRANTORS:

Bipin C. Shah

Peter Davidson

Frederick S. Hammer

Arthur F. Ryan

Robert Palmer

Richard S. Braddock

Jonathan M. Lubert

Ira Lubert

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HOLDERS

WOLF CREEK PARTNERS, L.P.

By:

Address:

WOLF CREEK INVESTORS (BERMUDA) L.P.

By:

Address:

6

ESCROW AGENT:

Continental Stock Transfer & Trust Company

By:
Name: John W. Comer, Jr.
Title: Vice President

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UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

Solely with respect to its obligations set forth in Sections 5.3 hereof

By:
Name:	Bipin C. Shah
Title:	CEO

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EXHIBIT A

[Form of Option]

EXHIBIT B

[List of Holders and Option Shares]

The following are Holders as of the date of this Agreement:

Name and Address of Holder	Option Shares
Wolf Creek Partners, L.P.	198,427
Wolf Creek Investors (Bermuda), L.P.	188,384

EXHIBIT C

Name and Address of Grantor	Number of Option Shares Deposited

Exhibit C

Grantor	Option Shares
Bipin Shah	92,064
Peter Davidson	17,290
Frederick Hammer	3,425
Arthur Ryan	3,425
Robert Palmer	3,425
Richard Braddock	3,425
Jon Lubert	13,066
Ira Lubert	52,264